Item 1: Report to Shareholders

Japan Fund	April 30, 2005

The views and opinions in this report were current as of April 28, 2005. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act of 2002, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

REPORTS ON THE WEB

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Fellow Shareholders

Japanese stocks advanced over the six-month period ended April 30, 2005, regaining the ground lost in the previous six months. The broad equity market, as measured by the MSCI Japan Index, rose nearly 5% over the period, while smaller-capitalization stocks, as measured by the Tokyo Stock Exchange Second Section Index, rose nearly 21%. An optimistic outlook for earnings growth continued to support share prices.

We are pleased to report that your fund registered good absolute and relative returns during the past six months. Weaker 12-month returns reflect the poor market environment over the previous six months. As shown in the table, the fund outpaced its Lipper peer group and its broad MSCI market index for the six months ended April 28, 2005; it outperformed its peers but trailed the index over the past 12 months. (Because the Tokyo Stock Exchange was closed on April 29 for a holiday, April 28 was the last day of trading and the end of the period.) Japanese small-caps (represented in the table by the TSE Second Section Index) once again outperformed, and our allocation to mid- and small-capitalization stocks proved helpful. Good stock selection in capital goods, retailing, real estate, and information technology stocks contributed to our results relative to the benchmarks over the period; materials, utilities, and health care were the largest detractors.

PERFORMANCE COMPARISON
Periods Ended 4/28/05	6 Months	12 Months
Japan Fund	5.70%	1.09%
TSE First Section Index	5.36	0.19
TSE Second Section Index	20.95	17.65
MSCI Japan Index	4.87	1.28
Lipper Japanese Funds Average	5.29	-1.03
Please see the fund’s quarter-end returns following this letter.

MARKET ENVIRONMENT

Economy

The Japanese economy continued to expand slowly over the past six months, with domestic demand picking up the slack from slowing exports. China’s investment boom has slowed, which has had a negative effect on Japanese exporters. Consumer spending, on the other hand, bounced back early in the year after a slowdown late in 2004 caused by a harsh typhoon season and other factors. The Bank of Japan’s stimulative monetary policy also helped foster growth, although it remained unable to break the country out of a deflationary cycle that has now extended for seven years. That Japanese small-caps were able to show strong returns over the six-month period is testimony again to the fact that small companies can perform well despite a weak economic environment. As for Japanese small-cap outperformance relative to large-caps, this is partially due to Japanese large-caps’ dependence on the global technology cycle.

Equity Markets

The markets’ best-performing sectors over the period were materials and energy. Materials stocks reflected the strong performance in the prices of most world commodities and the belief that these could be passed on to end customers. Many materials firms are enjoying record-high levels of profitability. Energy stocks reflected the rise in the price of oil. The worst-performing sectors were telecommunications services and consumer durables, especially automobiles. The telecom sector, and wireless providers in particular, continued to suffer a decline in average revenue per user for mobile customers. We do not expect the trend to reverse, and we are now substantially underweight.

As in recent years, foreign investors helped drive the Japanese market over the period, but they have been joined recently by Japanese individual investors. Echoing to some extent the U.S. experience of the late 1990s, these individual investors, who have actively embraced online trading, were especially drawn to small-cap issues. Domestic institutional investors have remained more circumspect about the asset class. Stock selection within sectors remains of central importance, and the performance of the largest companies has lagged the broader and smaller indexes. The premium once accorded to leading Japanese companies has largely been erased in many sectors. We expect better performance from a broader range of companies, and your portfolio will continue to seek opportunities across the capitalization spectrum.

PORTFOLIO REVIEW AND STRATEGY

The fund’s top contributors for the six-month period included the major banking group Mizuho Financial and trading company Mitsubishi. Other key contributors included the real estate asset management company KK Da Vinci, DVD rental franchise chain Culture Convenience Club, and liquefied natural gas plant contractor Chiyoda. Major detractors included security software company Trend Micro, as well as Toyota and Mitsubishi Tokyo Financial Group. The top-performing energy sector is less than 1% of the market, as there are few listed producer firms, but we added the first such company, INPEX, to the portfolio following its recent initial public offering. (Please refer to our portfolio of investments for a complete listing of the fund’s holdings and the amount each represents in the portfolio.)

Our strategy is to focus on high-quality businesses with capable managements and strong long-term growth potential, as we believe that these will be the companies that will ensure Japan’s long-term future. We continued to emphasize themes in choosing holdings for the fund, while taking care that the portfolio remained broadly diversified across sectors. We also focused part of the portfolio on mid- and small-cap stocks, which have lately outperformed. Our thematic, bottom-up approach led us to emphasize the following industries and sectors:

SECTOR DIVERSIFICATION
	Percent of Net Assets
10/31/04		4/28/05
Financials	19.3%	24.8%
Consumer Discretionary	25.8	19.6
Industrials and Business Services	14.6	16.7
Information Technology	14.1	13.0
Materials	7.2	7.6
Consumer Staples	3.3	5.5
Health Care	6.7	4.5
Energy	0.0	2.3
Telecommunications Services	2.7	0.5
Other and Reserves	6.3	5.5
Total	100.0%	100.0%
Historical weightings reflect current industry/sector classifications.

Mini hard disk drives. The popularity of portable media devices such as the Apple iPod has been a boon for the makers of key components such as miniature hard disk drives. Many Japanese companies have large market shares in these key components, and the fund has increased exposure through investments in HOYA, NHK Spring, and Nidec.

Services. This sector is not only enjoying the business cycle recovery, but it is also a major beneficiary of the increasing trend toward outsourcing as part of the restructuring of many Japanese companies. In this sector, we own child and adult education materials provider Benesse and used-car retailer Gulliver International.

Specialty retailing. We have exposure to this industry through electronic goods retailer Edion, home furnishings and fittings retailer Nitori, casual ladies wear retailer Point, and Culture Convenience Club.

Gaming. We consider this to be an area for potential long-term growth as restrictions are gradually eased in this sector. While the government is studying legalizing casinos, the country currently has more token gaming machines (pachinko and pachislo) than the rest of the world combined. We have holdings in arcade operator and slot machine manufacturer SEGA Sammy and pachinko LSI chip company Axell.

OUTLOOK

Japanese companies continue to streamline and improve their operations, although they do so against the backdrop of an anemic economy faced with formidable challenges. To the extent Japanese companies derive profits from exports, Japan’s economic problems are of more limited concern to investors—especially since Japanese firms offer attractive relative valuations. But the performance of many smaller firms, in particular, demonstrates that many Japanese firms are becoming adept at wringing greater profits from the domestic economy. We will continue to search for companies that are able to seek out and profit from both domestic and international opportunities.

Respectfully submitted,

David J.L. Warren
President, T. Rowe Price International Funds, Inc.
May 10, 2005

RISKS OF INTERNATIONAL INVESTING

Funds that invest overseas generally carry more risk than funds that invest strictly in U.S. assets. Funds investing in a single country or limited geographic region tend to be riskier than more diversified funds. Risks can result from varying stages of economic and political development, differing regulatory environments, trading days, and accounting standards, and higher transaction costs of non-U.S. markets. Non-U.S. investments are also subject to currency risk, or a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

GLOSSARY

Lipper averages: The averages of available mutual fund performance returns for specified time periods in defined categories as tracked by Lipper Inc.

MSCI Japan Index: Tracks the performance of the broad Japanese stock market.

TSE First Section Index: Tracks the performance of larger companies on the Tokyo Stock Exchange.

TSE Second Section Index: Tracks the performance of smaller and newly listed companies on the Tokyo Stock Exchange.

PORTFOLIO HIGHLIGHTS

TWENTY-FIVE LARGEST HOLDINGS
Percent of
Net Assets
4/28/05

Mitsubishi Tokyo Financial Group	4.1%
Sumitomo Mitsui Financial	3.0
Mizuho Financial Group	2.9
Toyota Motor	2.9
Canon	2.7
Mitsubishi Corporation	2.1
Astellas Pharma	2.0
Honda	1.9
HOYA	1.7
INPEX	1.5
Ajinomoto	1.5
Japan Tobacco	1.5
Mitsubishi Electric	1.5
Orix	1.5
Nissan	1.5
Resona Holdings	1.5
Sumitomo Trust & Banking	1.4
Nidec	1.4
T&D Holdings	1.4
Benesse	1.3
Chiyoda	1.3
Sega Sammy Holdings	1.3
AIFUL	1.3
Credit Saison	1.3
Keyence	1.2
Total	45.7%

Note: Table excludes investments in the T. Rowe Price Reserve Investment Fund and collateral for securities lending.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund and its benchmarks would have performed if their actual (or cumulative) returns for the periods shown had been earned at a constant rate.

Periods Ended 4/28/05	1 Year	5 Years	10 Years
Japan Fund	1.09%	-8.44%	-0.51%
TSE First Section Index	0.19	-6.73	-3.79
MSCI Japan Index	1.28	-5.94	-2.93
Lipper Japanese Funds Average	-1.03	-8.75	-0.63
Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares. Past performance cannot guarantee future results.

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs such as redemption fees or sales loads and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month fiscal period from November 1, 2004 through April 28, 2005 and held for the entire period.

Actual Expenses

The first line of the following table (“Actual”) provides information about actual account values and actual expenses. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual small-account maintenance fee of $10, generally for accounts with less than $2,000 ($500 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more, accounts employing automatic investing, and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

T. ROWE PRICE JAPAN FUND

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	11/1/04	4/28/05	11/1/04 to 4/28/05
Actual	$1,000.00	$1,057.00	$6.10
Hypothetical (assumes 5%
return before expenses)	1,000.00	1,018.59	5.99
* Expenses are equal to the fund’s annualized expense ratio for the six-month fiscal period (1.21%), multi-
* plied by the average account value over the period, multiplied by the number of days in the most recent
* fiscal half year (179) divided by the days in the year (365) to reflect the half-year period.

QUARTER-END RETURNS

Periods Ended 3/31/05	1 Year	5 Years	10 Years

Japan Fund	0.60%	-9.41%	-0.14%
TSE First Section Index	-2.49	-7.85	-3.10
MSCI Japan Index	-1.68	-6.92	-2.21
Lipper Japanese Funds Average	-2.81	-10.17	-0.18

Current performance may be higher or lower than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will vary, and you may have a gain or loss when you sell your shares. For the most recent month-end performance informa-
tion, please visit our Web site (troweprice.com) or contact a T. Rowe Price representative at 1-800-225-5132. The performance information shown does not reflect the deduction of a 2% redemption fee on shares held for three months or less. If it did, the performance would be lower.
This table provides returns through the most recent calendar quarter-end rather than through the end of the fund’s fiscal period. It shows how the fund would have performed each year if its actual (or cumulative)
returns for the periods shown had been earned at a constant rate. Average annual total return figures include changes in principal value, reinvested dividends, and capital gain distributions. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares. When assessing performance, investors should consider both short- and long-term returns.

Unaudited

FINANCIAL HIGHLIGHTS			For a share outstanding throughout each period

	11/1/04	Year
	Through	Ended
	4/28/05**	10/31/04	10/31/03	10/31/02	10/31/01	10/31/00
NET ASSET VALUE
Beginning of period	$7.89	$7.12	$5.06	$6.58	$11.59	$13.62

Investment activities
Net investment income
(loss)	–	(0.02)	(0.02)	(0.04)	(0.04)	(0.06)
Net realized and
unrealized gain (loss)	0.45	0.79	2.08	(1.48)	(3.77)	(1.92)

Total from
investment activities	0.45	0.77	2.06	(1.52)	(3.81)	(1.98)

Distributions
Net realized gain	–	–	–	–	(1.20)	(0.05)

NET ASSET VALUE
End of period	$8.34	$7.89	$7.12	$5.06	$6.58	$11.59

Ratios/Supplemental Data
Total return^	5.70%	10.81%	40.71%	(23.10)%	(36.45)%	(14.61)%
Ratio of total expenses to
average net assets	1.21%†	1.21%	1.38%	1.35%	1.25%	1.09%
Ratio of net investment
income (loss) to average
net assets	0.11%†	(0.26)%	(0.43)%	(0.60)%	(0.43)%	(0.38)%
Portfolio turnover rate	139.8†	212.4%	254.7%	104.2%	45.8%	59.5%
Net assets, end of period
(in millions)	$193	$200	$171	$102	$146	$310

^ Total return reflects the rate that an investor would have earned on an investment in the fund during each period,
^ assuming reinvestment of all distributions and payment of no redemption or account fees.
† Annualized
** Per share amounts calculated using average shares outstanding method.

The accompanying notes are an integral part of these financial statements.

Unaudited

PORTFOLIO OF INVESTMENTS (1)++	Shares	Value
(Cost and value in $ 000s)
JAPAN 94.5%

Common Stocks 94.5%

Consumer Discretionary 19.6%
Aruze	38,200	842
Bridgestone	80,000	1,510
Culture Convenience §	123,000	2,322
Edion	123,800	1,641
Furuno Electric	123,000	1,244
Gulliver	14,220	1,999
Honda	75,600	3,597
Maruko	109,600	951
NHK Spring §	284,000	2,127
Nissan	290,900	2,815
Nitori §	31,750	2,115
Point §	47,500	1,792
Rex Holdings	241	1,251
Sega Sammy Holdings	42,400	2,458
Shimano	56,400	1,846
Toyota Motor	153,400	5,531
U's BMB Entertainment	306,000	1,581
USS §	27,840	2,183
Total Consumer Discretionary		37,805
Consumer Staples 5.5%
Ajinomoto	242,000	2,869
ITO EN §	31,100	1,510
Japan Tobacco	223	2,834
Kyokuyo	403,000	880
Maruha Group	399,000	988
Sansei Foods	63,400	1,599
Total Consumer Staples		10,680
Energy 2.3%
INPEX	546	2,928
Nippon Oil	211,000	1,466
Total Energy		4,394
Financials 24.8%
AIFUL	22,200	1,633
AIFUL (Bonus shares) *	11,100	820
Credit Saison §	71,800	2,420
Daiwa Securities Group	228,000	1,420
Diamond Lease	49,400	1,785
K. K. DaVinci Advisors *	710	1,803
Kendix	576	1,522
Leopalace21	122,000	1,843
Matsui Securities §	43,100	577
Matsui Securities (Bonus shares) *	86,200	1,151
Mitsubishi Tokyo Financial §	933	7,949
Mizuho Financial Group	1,203	5,565
ORIX	21,000	2,821
Resona Holdings *	1,515,000	2,814
Shoei	69,100	1,292
SMBC Friend Securities §	242,500	1,315
Sumitomo Mitsui Financial §	914	5,819
Sumitomo Trust & Banking	445,000	2,742
T&D Holdings	54,600	2,650
Total Financials		47,941
Health Care 4.5%
Astellas Pharma	108,600	3,888
Mani	17,900	1,019
Terumo	69,700	2,037
TOPCON §	101,000	1,750
Total Health Care		8,694
Industrials & Business Services 16.7%
Ahresty	96,100	1,605
Asahi Pretec	83,500	1,157
Benesse §	80,500	2,567
Best Bridal *	71	1,428
BSL Corporation, Rights 6/10/05 *	39,000	11
BSL Corporation	390,000	920
Chiyoda	230,000	2,532
Daikin Industries	48,800	1,203
Ishikawajima-Harima *§	1,244,000	2,006
Japan Cash Machine	37,200	947
Mitsubishi Corporation	299,300	4,041
Mitsubishi Electric	544,000	2,831
Nissha Printing	105,000	1,698
OSG §	110,900	1,533
Ryobi	357,000	1,655
Sagami Railway §	586,000	2,024
Sankyo-Tateyama	497,000	1,437
Toyota Tsusho §	92,000	1,502
Yamazen	316,000	1,051
Total Industrials & Business Services		32,148
Information Technology 13.0%
Axell §	183	760
Axell (Bonus shares) *	183	744
Canon	102,000	5,251
Daikoku Denki	15,800	474
HOYA	31,100	3,203
I-CF *	392	1,549
Keyence	11,100	2,412
Nidec	23,100	2,676
NIWS *§	529	819
Roland DG §	30,200	751
Roland DG (Bonus shares) *§	30,200	755
Sankyo Seiki *§	211,000	1,872
Shimadzu	324,000	1,937
Trend Micro	50,000	1,800
Total Information Technology		25,003
Materials 7.6%
Hitachi Chemical	113,500	1,909
JFE Holdings	72,500	1,976
JSR §	108,000	2,142
Mitsubishi Gas Chemical	419,000	2,014
Nihon Parkerizing	105,000	1,113
Sekisui Jushi	167,000	1,087
Shin-Etsu Polymer	139,000	1,041
Toray Industries	440,000	1,935
Tosoh	324,000	1,491
Total Materials		14,708
Telecommunication Services 0.5%
Okinawa Cellular Telephone	242	1,058
Total Telecommunication Services		1,058
Total Japan (Cost $171,788)		182,431

SHORT-TERM INVESTMENTS 4.6%

Money Market Funds 4.6%
T. Rowe Price Reserve Investment Fund, 2.93% #†	8,756,218	8,756
Total Short-Term Investments (Cost $8,756)		8,756

SECURITIES LENDING COLLATERAL 13.4%

Money Market Pooled Account 13.4%
Investment in money market pooled account managed by JP
Morgan Chase Bank, London, 2.942% #	25,922,806	25,923
Total Securities Lending Collateral (Cost $25,923)		25,923

Total Investments in Securities
112.5% of Net Assets (Cost $206,467)		$217,110

(1)	Denominated in currency of country of
incorporation unless otherwise noted
++	At April 28, 2005, a substantial number
of the fund’s international securities were
valued by the T. Rowe Price Valuation
Committee, established by the fund’s
Board of Directors. See Note 1
#	Seven-day yield
*	Non-income producing
§	All or a portion of this security is on loan
at April 28, 2005 – See Note 2
†	Affiliated company—See Note 5

The accompanying notes are an integral part of these financial statements.

Unaudited

STATEMENT OF ASSETS AND LIABILITIES
(In thousands except shares and per share amounts)
Assets
Investments in securities, at value
Affiliated companies (cost $8,756)	$8,756
Non-affiliated companies (cost $197,711)	208,354

Total investments in securities	217,110
Cash	50
Dividends receivable	1,035
Receivable for investment securities sold	2,617
Receivable for shares sold	83
Other assets	1,116

Total assets	222,011

Liabilities
Investment management fees payable	122
Payable for investment securities purchased	1,465
Payable for shares redeemed	365
Obligation to return securities lending collateral	25,923
Due to affiliates	36
Other liabilities	1,128

Total liabilities	29,039

NET ASSETS	$192,972

Net Assets Consist of:
Undistributed net investment income (loss)	$109
Undistributed net realized gain (loss)	(35,985)
Net unrealized gain (loss)	10,655
Paid-in-capital applicable to 23,139,356 shares of
$0.01 par value capital stock outstanding;
2,000,000,000 shares of the Corporation authorized	218,193

NET ASSETS	$192,972

NET ASSET VALUE PER SHARE	$8.34

The accompanying notes are an integral part of these financial statements.

(Unaudited)

STATEMENT OF OPERATIONS
($ 000s)
11/1/04
Through
4/28/05
Investment Income (Loss)
Income
Dividend (net of foreign taxes of $84)	$1,212
Securities lending	100

Total income	1,312

Expenses
Investment management	806
Shareholder servicing	253
Custody and accounting	79
Prospectus and shareholder reports	27
Registration	20
Legal and audit	8
Directors	3
Proxy and annual meeting	3
Miscellaneous	4

Total expenses	1,203

Net investment income (loss)	109

Realized and Unrealized Gain (Loss)
Net realized gain (loss)
Securities	9,507
Foreign currency transactions	27

Net realized gain (loss)	9,534

Change in net unrealized gain (loss)
Securities	1,776
Other assets and liabilities
denominated in foreign currencies	(29)

Change in net unrealized gain (loss)	1,747

Net realized and unrealized gain (loss)	11,281

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS	$11,390

The accompanying notes are an integral part of these financial statements.

(Unaudited)

STATEMENT OF CHANGES IN NET ASSETS
($ 000s)
	11/1/04	Year
	Through	Ended
	4/28/05	10/31/04

Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$109	$(485)
Net realized gain (loss)	9,534	37,249
Change in net unrealized gain (loss)	1,747	(23,520)

Increase (decrease) in net assets from operations	11,390	13,244

Capital share transactions *
Shares sold	18,166	124,951
Shares redeemed	(36,479)	(109,085)
Redemption fees received	21	57

Increase (decrease) in net assets from capital
share transactions	(18,292)	15,923

Net Assets
Increase (decrease) during period	(6,902)	29,167
Beginning of period	199,874	170,707

End of period	$192,972	$199,874

(Including undistributed net investment income
of $109 at 4/28/05 and $0 at 10/31/04)

*Share information
Shares sold	2,182	16,055
Shares redeemed	(4,392)	(14,679)

Increase (decrease) in shares outstanding	(2,210)	1,376

The accompanying notes are an integral part of these financial statements.

Unaudited

NOTES TO FINANCIAL STATEMENTS

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

T. Rowe Price International Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act). The Japan Fund (the fund), a diversified, open-end management investment company, is one portfolio established by the corporation. The fund commenced operations on December 30, 1991. The fund seeks long-term growth of capital through investments in the common stocks of companies located (or with primary operations) in Japan.

Basis of Preparation The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management. The financial statements were prepared as of April 28, 2005—the fund’s last business day in the semi-annual period ended April 30, 2005. Accordingly, the financial statements reflect no changes in valuation of investments or foreign currency exchange rates that may have occurred subsequent to the close of business on April 28, 2005.

Valuation The fund values its investments and computes its net asset value (NAV) per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that both the NYSE and Tokyo Stock Exchange (TSE) are open for business (business day). The fund will not price shares or process orders on any day when either the NYSE or TSE is closed. Orders received on such days will be processed at the NAV computed on the fund’s next business day. Equity securities listed or regularly traded on a securities exchange or in the over-the-counter market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation.

Other investments, including restricted securities, and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors.

Most foreign markets close before the close of trading on the NYSE. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, which in turn will affect the fund’s share price, the fund will adjust the previous closing prices to reflect the fair value of the securities as of the close of the NYSE, as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors. A fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. In deciding whether to make fair value adjustments, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U. S. markets that represent foreign securities and baskets of foreign securities. The fund uses outside pricing services to provide it with closing market prices and information used for adjusting those prices. The fund cannot predict how often it will use closing prices and how often it will adjust those prices. As a means of evaluating its fair value process, the fund routinely compares closing market prices, the next day’s opening prices in the same markets, and adjusted prices.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Redemption Fees A 2% fee is assessed on redemptions of fund shares held less than 90 days to deter short-term trading and protect the interests of long-term shareholders. Redemption fees are withheld from proceeds that shareholders receive from the sale or exchange of fund shares. The fees are paid to the fund, and are recorded as an increase to paid-in capital. The fees may cause the redemption price per share to differ from the net asset value per share.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid on an annual basis. Capital gain distributions, if any, are declared and paid by the fund, typically on an annual basis.

Other In the normal course of business, the fund enters into contracts that provide general indemnifications. The fund’s maximum exposure under these arrangements is dependent on claims that may be made against the fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

NOTE 2 - INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Securities Lending The fund lends its securities to approved brokers to earn additional income. It receives as collateral cash and U.S. government securities valued at 102% to 105% of the value of the securities on loan. Cash collateral is invested in a money market pooled account managed by the fund’s lending agent in accordance with investment guidelines approved by fund management. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the fund the next business day. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities. Securities lending revenue recognized by the fund consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower and compensation to the lending agent. At April 28, 2005, the value of loaned securities was $24,497,000; aggregate collateral consisted of $25,923,000 in the money market pooled account.

Other Purchases and sales of portfolio securities, other than short-term securities, aggregated $134,741,000 and $150,835,000, respectively, for the six-month period November 1, 2004 through April 28, 2005.

NOTE 3 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Federal income tax regulations differ from generally accepted accounting principles; therefore, distributions determined in accordance with tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of April 28, 2005.

The fund intends to retain realized gains to the extent of available capital loss carryforwards. As of October 31, 2004, the fund had $45,519,000 of unused capital loss carryforwards, of which $45,080,000 expire in fiscal 2010 and $439,000 expire in fiscal 2011.

At April 28, 2005, the cost of investments for federal income tax purposes was $206,467,000. Net unrealized gain aggregated $10,655,000 at period-end, of which $15,195,000 related to appreciated investments and $4,540,000 related to depreciated investments.

NOTE 4 - FOREIGN TAXES

The fund is subject to foreign income taxes imposed by certain countries in which it invests. Foreign income taxes are accrued by the fund as a reduction of income.

NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price International, Inc. (the manager), a wholly owned subsidiary of T. Rowe Price Associates, Inc. (Price Associates), which is wholly owned by T. Rowe Price Group, Inc. The investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.50% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.295% for assets in excess of $120 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At April 28, 2005, the effective annual group fee rate was 0.31% .

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates. Price Associates computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. For the six-month period November 1, 2004 through April 28, 2005, expenses incurred pursuant to these service agreements were $32,000 for Price Associates, $158,000 for T. Rowe Price Services, Inc., and $5,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period end pursuant to these service agreements is reflected as due to affiliates in the accompanying financial statements.

The fund is also one of several mutual funds sponsored by Price Associates (underlying Price funds) in which the T. Rowe Price Spectrum Funds (Spectrum Funds) may invest. The Spectrum Funds do not invest in the underlying Price funds for the purpose of exercising management or control. Pursuant to a special servicing agreement, expenses associated with the operation of the Spectrum Funds are borne by each underlying Price fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by the Spectrum Funds. Expenses allocated under this agreement are reflected as shareholder servicing expense in the accompanying financial statements. For the six-month period November 1, 2004 through April 28, 2005, the fund was allocated $18,000 of Spectrum Funds’ expenses, of which $9,000 related to services provided by Price. The amount payable at period end pursuant to this agreement is reflected as a component of due to affiliates in the accompanying financial statements. Additionally, redemption fees received by the Spectrum Funds are allocated to each underlying Price fund in proportion to the average daily value of its shares owned by the Spectrum Funds. At April 28, 2005, approximately 6% of the outstanding shares of the fund were held by the Spectrum Funds.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by Price Associates and affiliates of the fund. The Reserve Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates, and are not available for direct purchase by members of the public. The Reserve Funds pay no investment management fees. During the six-month period November 1, 2004 through April 28, 2005, dividend income from the Reserve Funds totaled $101,000, and the value of shares of the Reserve Funds held at April 28, 2005 and October 31, 2004 was $8,756,000 and $8,090,000, respectively.

As of April 28, 2005, T. Rowe Price Group, Inc. and/or its wholly owned subsidiaries owned 144,704 shares of the fund, representing less than 1% of the fund’s net assets.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words “Company Info” at the top of our homepage for individual investors. Then, in the window that appears, click on the “Proxy Voting Policy” navigation button in the top left corner.

Each fund’s most recent annual proxy voting record is available on our Web site and through the SEC’s Web site. To access it through our Web site, follow the directions above, then click on the words “Proxy Voting Record” at the bottom of the Proxy Voting Policy page.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT

On March 2, 2005, the fund’s Board of Directors unanimously approved the investment advisory contract (“Contract”) between the fund and its investment manager, T. Rowe Price International, Inc. (“Manager”), and the investment subadvisory contract (“Subadvisory Contract”) between the Manager and T. Rowe Price Global Investment Services, Inc. (“Global”). The Board considered a variety of factors in connection with its review of the Contract and the Subadvisory Contract, also taking into account information provided by the Manager during the course of the year, as discussed below:

Services Provided by the Manager

The Board considered the nature, quality, and extent of the services provided to the fund by the Manager and by Global. These services included, but were not limited to, management of the fund’s portfolio and a variety of activities related to portfolio management. The Board also reviewed the background and experience of the Manager’s senior management team and investment personnel involved in the management of the fund. The Board had previously conducted a detailed review of the organization, structure, and investment teams of the Manager and Global at a meeting held in October 2004. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Manager and Global.

Investment Performance of the Fund

The Board reviewed the fund’s average annual total return over 1-, 3-, 5-, and 10-year periods as well as the fund’s year-by-year returns and compared these returns to a wide variety of previously agreed upon comparable performance measures and market data including those supplied by Lipper and Morningstar, which are independent providers of mutual fund data. On the basis of this evaluation and the Board’s ongoing review of investment results, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale

The Board was provided with detailed information regarding the revenues received by the Manager under the Contract and other benefits that the Manager (and its affiliates, including Global) may have realized from its relationship with the fund, including research received under “soft dollar” agreements. The Board also received information on the estimated costs incurred and profits realized by the Manager and its affiliates (including Global) from advising T. Rowe Price mutual funds, as well as estimates of the gross profits realized from managing the fund in particular. The Board concluded that the Manager’s profits were reasonable in light of the services provided to the fund. The Board also considered whether the fund or other funds benefit under the fee levels set forth in the Contract from any economies of scale realized by the Manager. Under the Contract, the fund pays a fee to the Manager composed of two components—a group fee rate based on the aggregate assets of certain T. Rowe Price mutual funds (including the fund) that declines at certain asset levels, and an individual fund fee rate that is assessed on the assets of the fund. The Board concluded that an additional breakpoint should be added to the group fee component of the fees paid by the fund under the Contract at a level of $160 billion. The Board further concluded that, with this change, the advisory fee structure for the fund continued to provide for a reasonable sharing of benefits from economies of scale with the fund’s investors.

Fees

The Board reviewed the fund’s management fee rate, operating expenses, and total expense ratio and compared them to fees and expenses of other comparable funds based on information and data supplied by Lipper. The information provided to the Board showed that the fund’s management fee was generally above the median of comparable funds but that the fund’s expense ratio was generally below the median for comparable funds. The Board also reviewed the fee schedules for comparable privately managed accounts of the Manager and its affiliates. Management informed the Board that the Manager’s responsibilities for privately managed accounts are more limited than its responsibilities for the fund and other T. Rowe Price mutual funds that it or its affiliates advise. On the basis of the information provided, the Board concluded that the fees paid by the fund under the Contract were reasonable. The Board also reviewed the fees paid by the Manager to Global under the Subadvisory Contract and concluded that the fees paid were reasonable.

Approval of the Contract

As noted, the Board approved the continuation of the Contract as amended to add an additional breakpoint to the group fee rate. The Board also approved the continuation of the Subadvisory Contract. No single factor was considered in isolation or to be determinative to the decisions. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund to approve the continuation of the Contract and the Subadvisory Contract, including the fees to be charged for services thereunder.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

(2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a)
under the Investment Company Act of 1940, are attached.

(3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the
Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price International Funds, Inc.

By	/s/ James S. Riepe
James S. Riepe
Principal Executive Officer

Date	June 16, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ James S. Riepe
James S. Riepe
Principal Executive Officer

Date	June 16, 2005

By	/s/ Joseph A. Carrier
Joseph A. Carrier
Principal Financial Officer

Date	June 16, 2005